Exhibit 10.1

Filed Pursuant to Rule 433
Registration Statement No. 333-192256

Free Writing Prospectus dated January 10, 2014
Relating to Prospectus Supplement dated January 10, 2014

ALKERMES PUBLIC LIMITED COMPANY
5,917,160 Ordinary Shares

Pricing Term Sheet

Alkermes Public Limited Company hereby agrees to issue, and Invesco Perpetual Income Fund (“IPI Fund”) and Invesco Perpetual High Income Fund (“IPHI Fund” and, together with IPI Fund, the “Funds”), acting through Invesco Asset Management Limited in its capacity as agent for and on behalf of the Funds, hereby agree to subscribe for and pay for, ordinary shares, US$0.01 par value, of Alkermes plc (the “Ordinary Shares”) on the terms set forth below.

• Issuer:	Alkermes Public Limited Company (“Alkermes”)

• Investors:	IPI Fund IPHI Fund

• Security:	Ordinary Shares

• Number of shares offered:	5,917,160

• Shares to be outstanding after this offering:	143,853,607 (based on ordinary shares outstanding as of close of business on January 8, 2014)

• Price:	US$42.25

• NASDAQ Symbol:	ALKS

• Pricing Date:	January 10, 2014

• Settlement Date:	January 16, 2014

• Use of Proceeds:	We intend to use net proceeds from the sale of the securities offered hereby for general corporate purposes.

Invesco represents and warrants that it is authorized to act on behalf of the Funds and that the Funds shall be jointly and severally liable to the Issuer in respect of all obligations under this Pricing Term Sheet.  The Issuer acknowledges that (i) Invesco is acting at all times as agent for and on behalf of the Funds and (ii) Invesco shall have no liability as principal to acquire and pay for the Ordinary Shares agreed to be acquired by the Funds hereunder.

Accepted and agreed as of January 10, 2014.

ALKERMES PUBLIC LIMITED COMPANY

By:	/s/ Shane Cooke
Name: Shane Cooke
Title: President

INVESCO PERPETUAL INCOME FUND

By:	/s/ Nick Mustoe
Invesco Asset Management Limited, in its
capacity as agent for and on behalf of Invesco
Perpetual Income Fund

Name: Nick Mustoe

Title: Director

INVESCO PERPETUAL HIGH INCOME FUND

By:	/s/ Nick Mustoe
Invesco Asset Management Limited, in its
capacity as agent for and on behalf of Invesco
Perpetual High Income Fund

Name: Nick Mustoe

Title: Director

Alkermes has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents, including its memorandum and articles of association, which Alkermes has filed with the SEC for more complete information about Alkermes and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Alkermes will arrange to send you the prospectus if you request it by calling +1 (781) 609-6000.